UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 21, 2019

TENNANT COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.            Results of Operations and Financial Condition.

On February 21, 2019, the company issued the news release attached hereto as Exhibit 99 and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits.

          99           News Release dated February 21, 2019 (furnished).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: February 21, 2019	By:	/s/ Keith Woodward
Keith Woodward
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99	News Release dated February 21, 2019 (furnished).